                               STOCK PURCHASE AGREEMENT

                        (SERIES C CONVERTIBLE PREFERRED STOCK)

         Stock Purchase Agreement ("Agreement") made and entered into as of May 1, 1996, by and among Apollon, Inc., a Pennsylvania corporation (the "Company"), and the parties listed on Schedule 1.1 to this Agreement (hereinafter sometimes referred to individually as an "Investor" and collectively as the "Investors").

                                 W I T N E S S E T H

         WHEREAS, the Company desires to sell to the Investors and the Investors desire to purchase from the Company in the aggregate a minimum of 1,500,000 but no more than 3,000,000 shares of the Company's Series C Convertible Preferred Stock, $.01 par value per share (the "Shares").

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, as well as the expression of intention by the parties hereto to be legally bound by this, a written agreement, subject to the terms and conditions hereof and in reliance upon the representations, warranties and covenants contained herein, it is agreed as follows:

         Section 1.  PURCHASE OF SHARES.

              1.1 PURCHASE AND SALE. The Company shall sell, and each Investor shall purchase, the Shares in the number and for the consideration set forth opposite such Investor's name on Schedule 1.1 attached hereto.

              1.2 CLOSING. The closing ("Closing") of the purchase by the Investors of the Shares shall be held at the offices of Ballard Spahr Andrews & Ingersoll, 1735 Market Street, Philadelphia, Pennsylvania, 19103, on May 7, 1996, commencing at 12:00 p.m. local time, or at such other time, date or place as may be mutually agreed upon (the "Closing Date").

              1.3 DELIVERY OF CERTIFICATES. At Closing, the Company shall deliver to each Investor a certificate or certificates evidencing the Shares to be issued and delivered to each such Investor at Closing in accordance with
Schedule 1.1 attached hereto.

              1.4 PAYMENT. The Investors shall pay the purchase price to be paid at Closing by delivery to the Company at Closing of a check or checks or by wire transfer in immediately available funds in the amounts set forth on
Schedule 1.1 attached hereto.

         Section 2.  CONDITIONS TO THE OBLIGATIONS OF THE
                     INVESTORS AT CLOSING.

         The obligation of each of the Investors to purchase and pay for the Shares to be purchased by such Investor at Closing is subject to the satisfaction on or prior to the date of Closing of the following conditions, any of which may be waived by such Investor:

              2.1 OPINION OF COUNSEL TO THE COMPANY. The Investors shall have received an opinion, dated the date of Closing, of Ballard Spahr Andrews & Ingersoll, counsel for the Company, substantially in the form of Exhibit 2.1 attached hereto.

              2.2 REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Company contained in this Agreement shall be true and complete in all material respects at and as of the date of Closing with the same effect as if made on the date of Closing, except to the extent of changes contemplated hereby or caused by the transactions contemplated hereby.

              2.3 PERFORMANCE OF COVENANTS. All of the covenants and agreements of the Company contained in this Agreement and required to be performed on or prior to the date of Closing shall have been performed in a manner reasonably satisfactory in all respects to the Investors and their counsel.

              2.4 AMENDED ARTICLES OF INCORPORATION. The Company's Articles of Incorporation, as amended, shall have been duly amended substantially as set forth on Exhibit 2.4(a) attached hereto (the "Amended Articles"), and the Company shall have filed with the Department of State of the Commonwealth of Pennsylvania (the "Department") a Statement Affecting Class or Series of Shares (the "Statement") establishing the Series C Convertible Preferred Stock, substantially in the form of Exhibit 2.4(b) attached hereto.

              2.5 LEGAL ACTION. No action or proceeding before any court or governmental body shall be pending or threatened wherein an unfavorable judgment, decree or order will or could prevent the carrying out of this Agreement or any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement, cause such transactions to be rescinded or materially and adversely affect the financial condition or operations of the Company.

              2.6 CONSENTS. All consents required to enable the Company to observe and comply with all of its obligations under this Agreement and in connection with the transactions contemplated hereby shall have been obtained and all "blue sky" filings necessary in connection with the issuance and sale of the Shares shall have been made.

              2.7 CLOSING DOCUMENTS. The Company shall have delivered to the Investors (a) a certificate of the Company's President dated the date of Closing, substantially in the form of Exhibit 2.7(a) attached hereto, stating that the conditions set forth in Sections 2.2 through 2.6 have been satisfied, and (b) a certificate of the Company's Secretary dated the date of Closing, substantially in the form of Exhibit 2.7(b) attached hereto, attaching copies of the Company's Articles of Incorporation, as amended, the Company's Bylaws (the "Bylaws"), all resolutions of the Board of Directors of the Company relating to the issuance and sale of the Shares and a good standing certificate issued by the Commonwealth of Pennsylvania, and (c) such certificates, other documents and instruments as the Investors may reasonably request in connection with, and to effect, the transactions contemplated by this Agreement.

              2.8 PROCEEDINGS. All corporate, shareholder and other proceedings taken or to be taken in connection with the transactions contemplated hereby to be consummated at Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors and their counsel.



         Section 3.  CONDITIONS TO THE OBLIGATIONS OF THE
                     COMPANY AT CLOSING.

         The obligation of the Company to issue and deliver the Shares to be purchased by each Investor at Closing is subject to the satisfaction on or prior to the date of Closing of the following conditions, any of which may be waived by the Company:

              3.1 REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Investors contained in this Agreement shall be true and complete in all material respects at and as of the date of Closing with the same effect as if made on the date of Closing, except to the extent of changes contemplated hereby or caused by the transactions contemplated hereby.

              3.2 DELIVERY OF CONSIDERATION. The Investors shall have delivered, in accordance with Section 1.4, the consideration for the Shares set forth opposite such Investor's name on Schedule 1.1 attached hereto.

              3.3 LEGAL ACTION. No action or proceeding before any court or governmental body shall be threatened or pending wherein an unfavorable judgment, decree or order would or could prevent the carrying out of this Agreement or any of the transactions contemplated by this Agreement or cause such transactions to be rescinded.

              3.4 CLOSING DOCUMENTS. The Investors shall have delivered to the Company such certificates, other documents and instruments as the Company may reasonably request in connection with, and to effect, the transactions contemplated by this Agreement.

         Section 4.  REPRESENTATIONS AND WARRANTIES
                     OF THE COMPANY.

         The Company represents and warrants to each Investor as follows:

              4.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized and validly subsisting under the laws of the Commonwealth of Pennsylvania and has all requisite corporate power and authority to carry on its business as currently conducted and as proposed to be conducted in the Private Placement Memorandum (as defined herein), to own its properties, and to enter into and perform this Agreement. The Company is not qualified as a foreign corporation in any jurisdiction and the Company's conduct of its business or its ownership or leasing of property does not make any such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the financial condition or results of operations of the Company.

              4.2 CAPITAL STOCK. On the Closing Date, the authorized capital stock, and the outstanding capital stock, of the Company will consist in each case solely of the shares set forth on Schedule 4.2(a) attached hereto. All of the outstanding shares have been duly authorized and are fully paid and non-assessable. An accurate list of the Company's shareholders and their holdings is set forth on Schedule 4.2(b) attached hereto. Except for the holders of Series A Convertible Preferred Stock (as defined herein) and the holders of Series B Convertible Preferred Stock (as defined herein), no person or entity is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company. Except as described on Schedule 4.2(c) attached hereto, there are no outstanding warrants, options or other agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, or to transfer any equity securities of any kind owned by it, and the Company is not obligated to issue any equity securities of any kind, or to transfer any equity securities of any kind owned by it. Except as listed on Schedule 4.2(c) attached hereto, the Company does not know of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the security holders of the Company relating to the securities held by them. The voting rights, designations, preferences, limitations and special rights of the Shares, when issued, shall be as fully set forth in the Amended Articles and the Statement. When issued, delivered and paid for pursuant to this Agreement, the Shares will be validly issued, fully paid and non-assessable.

              4.3 SUBSIDIARIES. The Company does not own any shares of stock, partnership interest, joint venture interest or any other equity security or interest in any other corporation or other organization or entity.

              4.4 CORPORATE PROCEEDINGS. The execution, delivery and performance of this Agreement have been duly authorized by all requisite action on the part of the officers, directors and shareholders of the Company. This Agreement constitutes a valid and binding obligation of the Company and is enforceable in accordance with all stated terms except as limited (a) by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights, or (b) by general equitable principles, whether applied in law or in equity. The Shares, when issued pursuant hereto, will be free and clear of all encumbrances and restrictions except for restrictions on transfer imposed by applicable securities laws and by this Agreement. The Company has reserved a sufficient number of shares of its Common Stock (as defined herein) for issuance upon the conversion of the Shares and such shares of Common Stock, when issued in accordance with the resolutions of the Board of Directors of the Company authorizing their issuance, will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws and by this Agreement.

              4.5 LITIGATION. There are no actions, suits, proceedings, orders, investigations or claims pending (in which service of process or written notice has been received by an employee of the Company) or, to the knowledge of the Company or any officer, director or key employee of the Company, threatened against or affecting the Company, or against the assets or business of the Company, or against any key employee, officer, director or shareholder of the Company in his capacity as such person or relating to any of his activities with the Company, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

              4.6 TAX MATTERS. The Company has duly and timely filed, or caused to be filed, all Federal, state and local tax returns required to be filed by it and has paid all taxes shown to be due and payable on such returns, as well as all deficiencies and assessments, notice of which has been received by it.

              4.7 COMPLIANCE WITH LAWS AND OTHER INSTRUMENTS. Neither the execution, delivery or performance of this Agreement, nor the offer, issuance, sale or delivery of the Shares to the Investors, nor the issuance of shares of Common Stock upon conversion of the Shares, with or without the giving of notice or passage of time, or both, will (i) violate, or result in any breach of, or constitute a default under, or result in the imposition of any encumbrance upon any asset of the Company pursuant to, any provision of its Articles of Incorporation, as amended, or the Amended Articles, as the case may be, or the Bylaws or any contract, law, rule, regulation, judgment, decree or other document or instrument to which the Company is a party or by which it is bound or (ii) cause the Company to lose the benefit of any right or privilege it presently enjoys, except as contemplated by this Agreement.



              4.8 GOVERNMENTAL CONSENTS; OFFERING OF SHARES. Except as set forth on Schedule 4.8(a) attached hereto, no consent, authorization, approval, permit or order of, or declaration to or filing with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement or the offer, issuance, sale or delivery of the Shares. Neither the Company nor any agent acting on its behalf has, directly or indirectly, sold or offered for sale, or solicited any offers to buy, any securities, or otherwise approached or negotiated with any person or persons, so as to subject the offer or sale of the Shares to the Investors to the provisions of Section 5 of the Securities Act (as defined herein), and the Company agrees that neither it nor any agent acting on its behalf will take any action that would subject the offer or sale of the Shares to those provisions. Except as set forth on Schedule 4.8(b) attached hereto, neither the Company nor anyone acting on its behalf has directly or indirectly offered the Series C Convertible Preferred Stock or any part thereof or any similar security of the Company (or any other securities convertible or exchangeable for the Series C Convertible Preferred Stock or any similar security), for sale to, or solicited any offer to buy the same from, anyone other than the Investors. Assuming the accuracy of the representations and warranties of the Investors made herein, the offer, sale and issuance of the Series C Convertible Preferred Stock and the Common Stock issuable upon conversion of the Series C Convertible

Preferred Stock do not and will not require registration under the Securities
Act.

              4.9 PRIOR ISSUANCE OF SECURITIES. All securities of the Company heretofore sold and issued by it were sold and issued in compliance with all applicable federal and state securities laws.

             4.10 ENCUMBRANCES. The Company owns, or has a valid leasehold interest in, or valid license for, all of its property and assets, real, personal or fixed, tangible or intangible, subject to no mortgages, liens, security interests, pledges, charges or other encumbrances of any kind.

             4.11 PRIVATE PLACEMENT MEMORANDUM. The Company has previously presented and delivered to the Investors the Private Placement Memorandum, which Private Placement Memorandum has been material to the Investors in their decision to enter into this Agreement and to purchase the Series C Convertible Preferred Stock hereunder. The description of the business, operations (as presently conducted and as proposed to be conducted), properties and assets of the Company contained in the Private Placement Memorandum, as well as all other factual statements contained therein, are true, correct and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the date of such description or statement. The financial and market projections and other estimates contained in the Private Placement Memorandum are based on the best estimates of the Company derived from reasonable expectations at the time such projections and estimates were made. Neither the projections nor the assumptions on which the projections are based have been prepared, reviewed or approved by the Company's counsel, agents or accountants. The projections are subject to change inasmuch as all material events and circumstances cannot be predicted and unanticipated events and circumstances are likely to occur. Accordingly, it is likely that there will be differences between the projected results and the Company's actual results. These differences may be material. Therefore, no representation or warranty as to the accuracy of these projections can be or is being made by the Company or any of their principals or affiliates and no assurance can be given that the projected results will actually be achieved.

             4.12 COMPLIANCE. The Company has complied with its Articles of Incorporation, as amended, or the Amended Articles, as the case may be, and the Bylaws, and has complied in all material respects with all federal, state, local and foreign laws, ordinances, regulations and orders applicable to its business or the ownership of its assets and all decrees, orders or judgments of any court of competent jurisdiction. The Company has all federal, state, local and foreign governmental licenses and permits material to and necessary in the conduct of its business; such licenses and permits are in full force and effect, no violations have been recorded in respect of any such licenses or permits, and no proceeding is pending or, to the knowledge of the Company or any officer, director or key employee of the Company, threatened to revoke or limit any thereof.

             4.13 INSURANCE. All policies of liability, property, casualty, workmen's compensation, health and other forms of insurance held by the Company are, to the best of the Company's knowledge, valid and enforceable policies and are outstanding and duly in force and all premiums with respect thereto are paid to date. The amounts of coverage under such policies of insurance for the assets and properties of the Company are adequate against risks usually insured against by persons operating similar businesses and operating similar properties. The Company does not carry professional liability or directors and officers liability insurance.

             4.14 RELATED TRANSACTIONS. Except as contemplated by this Agreement and as set forth on Schedule 4.14 attached hereto, no current or former shareholder, director, officer or employee of the Company (other than the Investors) nor any "associate" (as defined in the rules and regulations promulgated under the Exchange Act (as defined herein)) of any such person is presently, directly or indirectly through his or its affiliation with any other person or entity, a party to any transaction with the Company providing for the furnishing of services (other than employment of such individuals by the Company) by or to, or rental of real or personal property from or to, or otherwise requiring cash payments to or by, any such person in excess of $15,000. For purposes of this Agreement, a transaction of the type described in this Section 4.14 is sometimes herein referred to as a "Related Transaction".

             4.15 REGISTRATION RIGHTS. Except as contemplated by this Agreement or as described on Schedule 4.15 attached hereto, no person has any right to cause the Company to effect the registration under the Securities Act of any shares of Common Stock or any other securities (including debt securities) of the Company.

             4.16 COMPLIANCE WITH ERISA; BENEFIT PLANS. Except as described on Schedule 4.16 attached hereto, the Company does not sponsor or maintain, and is not required, either by law or by contract, to contribute to, any employee welfare benefit plan, within the meaning of section 3(1) of ERISA (as defined herein), or any employee pension benefit plan, within the meaning of section 3(2) of ERISA. The Company has not contributed to and is not required to contribute to any multiemployer plan within the meaning of section 3(37) of ERISA.

             4.17 INVESTMENT COMPANY ACT. The Company is not an "investment company" as that term is defined in, and is not otherwise subject to regulation under, the Investment Company Act of 1940, as amended.

             4.18 PATENTS, TRADEMARKS, ETC. The Company owns or has rights to various patents, trademarks, service marks, trade names, copyrights, licenses, applications for patents, inventions, trade secrets, know-how, proprietary processes and formulae, and other intellectual property rights (collectively, the "Intellectual Property"), without any known conflict with the rights of others. Except as set forth on Schedule 4.18(a) attached hereto, the Company knows of no additional Intellectual Property required to conduct its business as now conducted without conflict with the rights or claimed rights of others. The Company has not received notice of any alleged infringement by it, nor is the Company aware of any infringement or any basis for an alleged infringement by it of any third-party patent, trademark, service mark, trade name, copyright or license. The Company has confidentiality agreements with all of its employees substantially in the form of Exhibit 4.18(b) attached hereto. Except as set forth on Schedule 4.18(c) attached hereto, to the best knowledge of the Company after due inquiry, none of the Company's employees are subject to confidentiality or similar types of agreements which would hinder or prevent them from fully and lawfully performing their responsibilities as employees.



             4.19 NO DEFAULTS. The Company has in all material respects performed all obligations required to be performed by it, and is not in default in any material respect, under any material contract, commitment or instrument, and no event or condition has occurred which, with the giving of notice or passage of time, or both, would constitute such a default. To the best knowledge of the Company, all parties having material contracts or commitments with the Company are in compliance therewith in all material respects. Schedule
4.19 attached hereto contains an accurate list of all material contracts or commitments as of the date of this Agreement, oral or written.

             4.20 BROKERS AND FINDERS. Except for Genesis Merchant Group Securities, no person or firm has, or will have, any right, interest or valid claim against the Company or any Investor for any commission, fee or other compensation as a finder or broker or in any similar capacity as a result of any act or omission by the Company or anyone acting on behalf of the

Company in connection with any transaction contemplated by this Agreement.

             4.21 DISCLOSURE. Neither the representations and warranties made by the Company in this Agreement nor the Schedules attached hereto contain any untrue statement of a material fact or omit to state any material fact required to make the statements herein or therein not misleading in the light of the circumstances under which those statements were made. There exists no fact or circumstance which, to the knowledge of the Company or any officer or director of the Company, materially adversely affects or could reasonably be anticipated to have a materially adverse effect on, the existing or expected financial condition, operating results, assets or business prospects of the Company.

         Section 5.  REPRESENTATIONS AND WARRANTIES
                     OF INVESTORS.

         Each Investor severally represents and warrants to the Company as follows:

              5.1 ORGANIZATION; CAPACITY. If such Investor is not an individual, it is a partnership or corporation organized under the laws of the jurisdiction as indicated under its name on the signature page of this Agreement, with full authority (corporate or otherwise) to make and perform its obligations under this Agreement. If such Investor is an individual, such Investor is SUI JURIS and of full capacity to make and perform his or her obligations under this Agreement.

              5.2 AUTHORIZATION; NO BREACH. The execution, delivery and performance by such Investor of this Agreement has been duly authorized and will not violate any partnership agreement or articles of incorporation, as amended, of such Investor or constitute a breach of or default under any instrument to which such Investor is a party or by which any of its, his or her properties are bound.

              5.3 BINDING OBLIGATION. This Agreement constitutes a valid and binding obligation of such Investor enforceable in accordance with its terms.

              5.4 NO BROKER. No person or firm has, or will have, any right, interest or valid claim against the Company or any other Investor for any commission, fee or other compensation as a finder or broker or in any similar capacity as a result of any act or omission by such Investor or anyone acting on behalf of such Investor in connection with any transaction contemplated by this Agreement.

              5.5 PURCHASE FOR INVESTMENT. Such Investor is purchasing the Shares for its, his or her own account for investment and not with a view to or for sale in connection with any distribution of the Shares.

              5.6 SUITABILITY. (a) Such Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the risks and the merits of an investment in the Company; (b) such Investor can bear the economic risk of its, his or her investment in the amount set forth opposite its, his or her name on Schedule 1.1 attached hereto (i.e., at the time of the investment such Investor can afford a complete loss of the investment and can afford to hold the investment for an indefinite period of time), and (c) such Investor is an "Accredited Investor" as that term is defined in Regulation D under the Securities Act or to the extent such Investor is not an "Accredited Investor," such Investor is fully capable of making all of the representations and warranties in this Section 5, including (a) and (b) above, and by its, his or her execution hereof does so affirm.

              5.7 REGISTRATION OR SALES. (a) Such Investor understands that the Securities (as defined herein) are not registered under the Securities Act nor any regulatory authority of any state and must be held indefinitely unless they are subsequently registered under the Securities Act and any applicable state law or an exemption from such registration is available; (b) such Investor is aware that any routine sales of the Shares or any shares received upon conversion of the Shares made under Rule 144 of the Commission (as defined herein) under the Securities Act may only be made in limited amounts and in accordance with the terms and conditions of that Rule and that in cases where that Rule is not applicable, compliance with Regulation A or some other disclosure exemption will be required; and (c) such Investor understands that, except as otherwise provided herein, the Company is under no obligation whatsoever and has no intention to register the Shares or any shares that might be received upon conversion of the Shares under the Securities Act, to comply with any such Rule or exemption, or to supply such Investor with any information necessary to enable such Investor to make routine sales of the Shares, or any shares received upon conversion of the Shares, under Rule 144.

              5.8 LEGENDED CERTIFICATES. Such Investor understands that the certificates evidencing the Shares, and any other shares or equity securities distributed on or in respect of or in substitution for or upon conversion of such Shares (other than Shares that shall have been transferred pursuant to an effective registration statement), will bear a legend substantially in the following form until the Company's counsel determines that the legend is no longer advisable:

         "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and are "restricted securities" as defined in Rule 144 promulgated under the Act. The securities may not be sold or offered for sale or otherwise distributed except (i) pursuant to an effective registration statement for the securities under the Act; (ii) in compliance with Rule 144; or (iii) after receipt of an opinion of counsel satisfactory to the Company that such registration or compliance is not required as to said sale, offer or distribution."

and that appropriate stop-transfer orders will be noted on the Company's stock records with respect to all Shares so legended.

              5.9 CONFIDENTIALITY. Such Investor shall hold in confidence any confidential information about the Company that such Investor has received or hereafter receives pursuant to any provision of this Agreement under circumstances indicating the confidentiality of such information until the Company shall have publicly disclosed such information, except information that otherwise comes into the public domain or is disclosed by a third party having the right to disclose it to the Investor without breach of this Agreement or any other agreement by which the disclosing party is bound.


             5.10 LOCK UP. Such Investor shall not, with respect to any public offering of the Company's securities which occurs following the Closing Date, effect any public sale or distribution of the Securities during such period of time, if any, not to exceed 180 days, as any underwriter shall reasonably require in connection with such public offering.

             5.11 INVESTMENT COMPANY STATUS. Such Investor is not an "investment company" within the meaning of the Investment Company Act of 1940.

         Section 6.  COVENANTS OF THE COMPANY.

         The Company covenants and agrees with the Investors as follows:

              6.1 USE OF PROCEEDS. The cash proceeds of the sale of the Shares to the Investors will be used to fund the research and development of new products and for general corporate purposes.

              6.2 BOOKS AND ACCOUNTS. The Company will (a) make and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets; and (b) devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles (as defined herein) and in accordance with the Company's past practices or any other criteria applicable to such statements, and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              6.3  PERIODIC REPORTS; BUDGETS.

                   (a) The Company will furnish as soon as practicable, and in any event within 90 days after the end of each fiscal year of the Company, to each Investor continuing to own any Securities, an annual report of the Company, including a balance sheet as of the end of such fiscal year and statements of operations, shareholders' equity and cash flows for such fiscal year, together with the related notes thereto, setting forth in each case in comparative form corresponding figures for the preceding fiscal year, all of which will present fairly the financial position of the Company and the results of its operations and changes in its financial position as of the time and for the period then ended. The financial statements shall be accompanied by a report of independent public accountants to the effect that such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior years (except as otherwise specified in such report), and present fairly the financial position of the Company and the results of its operations and changes in its financial position as of the time and for the period then ended. Notwithstanding the foregoing, the obligations of the Company under this Section 6.3(a) will cease and be of no further force and effect upon the closing of an Initial Public Offering (as defined herein), and an Investor's right to receive audited annual financial statements pursuant to this Section may be suspended by the Board of Directors of the Company if the Board, in good faith, determines that such Investor's intentions are actually or potentially in conflict with the interests of the Company and/or its shareholders.

                   (b) The Company will furnish as soon as practicable, and in any event within 45 days after the end of each fiscal quarter of the Company, to each Investor owning, as of the last day of each such quarter, not less than 125,000 shares of Common Stock or Shares convertible into at least 125,000 shares of Common Stock, a report of the Company consisting of an unaudited balance sheet as of the end of such quarter, and unaudited statements of operations, shareholders' equity and cash flows for such quarter, and for the fiscal year-to-date, setting forth in each case in comparative form the corresponding figures for the preceding year. All such reports shall be certified by the Treasurer of the Company to present fairly the financial position of the Company and the results of its operations and changes in its financial position as of the time and for the period then ended and to have been prepared in accordance with generally accepted accounting principles, subject to normal year-end adjustments. Notwithstanding the foregoing, the obligations of the Company under this Section 6.3(b) will cease and be of no further force and effect upon the closing of an Initial Public Offering, and an Investor's right to receive unaudited quarterly financial statements pursuant to this Section may be suspended by the Board of Directors of the Company if the Board, in good faith, determines that such Investor's intentions are actually or potentially in conflict with the interests of the Company and/or its shareholders.

              6.4 MERGER; SALE OF ASSETS; DISSOLUTION. So long as shares of Series C Convertible Preferred Stock issued hereunder are outstanding, the Company will not become a party to any merger or consolidation, or sell, lease or otherwise dispose of substantially all of its assets, other than sales and leases of assets in the ordinary course of business, or dissolve or liquidate its assets without the prior approval of holders of record of a majority of the shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock outstanding as of a record date between 10 and 90 days prior to the consummation of any such transaction, voting together as a class, except that (a) any subsequently formed Subsidiary (as defined herein) may merge or consolidate with the Company so long as the Company is the surviving entity of such merger or consolidation, and (b) any subsequently formed Subsidiary may lease, sell, transfer or otherwise dispose of all or any part of its properties and assets to the Company.

              6.5 ACQUISITION. So long as shares of Series C Convertible Preferred Stock issued hereunder are outstanding, the Company will not acquire any interest in any business from any person, firm or entity (whether by a purchase of assets, purchase of stock, merger or otherwise) in which the consideration to be paid, as of the date as of which any such agreement with respect to such acquisition is entered into, represents more than 25% of the total assets of the Company without the prior approval of holders of record of a majority of the shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock outstanding as of a record date between 10 and 90 days prior to the consummation of any such transaction, voting together as a class, except as otherwise specifically permitted pursuant to the provisions of this Agreement.

              6.6 DIVIDENDS; REPURCHASES. So long as shares of Series C Convertible Preferred Stock issued hereunder are outstanding, the Company shall not declare or pay any dividends on, and shall not purchase, redeem, retire or otherwise acquire, any shares of its capital stock (other than shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock), whether now or hereafter outstanding, without obtaining the prior approval of holders of record of a majority of the shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock outstanding as of a record date between 10 and 90 days prior to the declaration date or the date of consummation of any such transaction, as applicable, voting together as a class.

              6.7 CONSENTS. Prior to Closing, the Company shall obtain all consents and shareholder approvals needed to enable it to perform all of its obligations under this Agreement and the transactions contemplated hereby.


              6.8 ISSUANCE OF ADDITIONAL SECURITIES. Except for Common Stock issued on conversion of the Series C Convertible Preferred Stock or on conversion of any other securities by their terms convertible into or exchangeable for Common Stock and except for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (including Common Stock issuable on conversion thereof) and options, warrants and other rights to subscribe for, purchase or otherwise acquire Common Stock or securities by their terms convertible into or exchangeable for Common Stock (including Common Stock issuable on conversion thereof) issued, issuable, sold or granted to existing or prospective officers, directors or employees of, or consultants to, the Company, pursuant to any stock option, stock incentive, stock appreciation, stock bonus, stock award, compensation plan or arrangement or employment letter, or any other agreement, plan, arrangement or letter, presently in effect or hereafter adopted or entered into by the Company, the Company will not issue or sell, or enter into any agreement providing for the issuance or sale of, any equity or debt securities or options, warrants or other rights to subscribe for, purchase or otherwise acquire any equity or debt securities, or any securities convertible into or exchangeable for any equity or debt securities, without obtaining the prior approval of holders of record of a majority of the shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series
C Convertible Preferred Stock outstanding as of a record date between 10 and 90 days prior to the consummation of any such transaction, voting together as a class, which approval will not be unreasonably withheld.

              6.9 TAXES AND LIENS. The Company will duly pay and discharge, when payable, all taxes, assessments and governmental charges imposed upon or against the Company or its properties, or any part thereof or upon the income or profits therefrom, in each case before the same become delinquent and before penalties accrue thereon, as well as all claims for labor, materials or supplies which if unpaid might by law become a lien upon any of its property, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and the Company has set aside on its books adequate reserves with respect thereto.

             6.10 RESTRICTIVE AGREEMENT. Subsequent to Closing, the Company will not be a party to any agreement or instrument which by its terms would restrict the Company's performance of its obligations pursuant to this Agreement or the terms of the Shares including any redemption or conversion thereof.

             6.11 NOTIFICATION OF REGISTRATION UNDER THE EXCHANGE ACT. The Company will give each holder of record of the Shares prompt written notice of the effectiveness of any registration statement filed pursuant to the requirements of Section 12 of the Exchange Act or pursuant to any equivalent provision of any similar federal law then in force (a "1934 Act Registration Statement") relating to the Common Stock of the Company, and the number of shares of such class of equity securities outstanding at the time such registration statement becomes effective. If the Company has filed a 1934 Act Registration Statement or a registration statement on any form other than Form S-8 (or any successor form) pursuant to the requirements of the Securities Act, the Company further covenants that it will file all reports required to be filed by it under the Securities Act or the Exchange Act and the rules and regulations adopted by the Commission thereunder or, if the Company is not required to file such reports, it will, upon the request of a holder of Shares, make publicly available such information as will enable such holder to sell such Shares without a registration statement (as described below), and will take such further action as such holder may request, all to the extent required from time to time to enable such holder to sell such Shares, without registration within the limitations of the exemptions provided by (i) Rule
144 and Rule 144A adopted by the Commission under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.

             6.12 SALE OR TRANSFER OF RESTRICTED SECURITIES. An opinion of counsel will not be necessary for a transfer by an Investor which is a partnership to a partner of such partnership or to a retired partner of such partnership who retires after the date hereof, or to the estate of any partner or retired partner, or to a trust for the benefit of an Investor or an Investor's family members or the transfer by gift, will or intestate succession of any partner to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Investor hereunder.

             6.13  RIGHT OF FIRST OFFER.

                   (a) Except in the case of Excluded Securities (as defined herein), the Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any (A) shares of Common Stock, (B) any other equity security of the Company, (C) any debt security of the Company which, by its terms, is convertible into or exchangeable for any equity security of the Company, (D) any security of the Company that is a combination of debt and equity or (E) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity security or any such debt security of the Company, unless in each case the Company shall have first offered to sell to the Investors, the Series A Investors (as defined herein) and the Series B Investors (as defined herein) such securities (the "Offered Securities"), at a price and on such other terms as shall have been specified by the Company in writing delivered to each of the Investors, the Series A Investors and the Series B Investors (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of 30 days from the date it is delivered by the Company to the Investors, the Series A Investors and the Series B Investors.

                   (b) Each of the Investors shall have the right to purchase up to its pro rata share (as defined below) of the Offered Securities. For the purposes of this subsection (b), each Investor's "pro rata share" shall be that amount of the Offered Securities which would result in such Investor owning the same percentage of the Company's issued and outstanding Common Stock after the issuance of Offered Securities as such Investor owned immediately prior to the issuance (assuming in each case the issuance of all Common Stock issuable upon conversion of the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and all shares issuable upon the conversion of the Offered Securities).

                   (c) Notice of an Investor's intention to accept, in whole or in part, an Offer shall be evidenced by a writing signed by the Investor and delivered to the Company prior to the end of the 30-day period of such Offer, setting forth such portion of the Offered Securities as the Investor elects to purchase (the "Notice of Acceptance").

                   (d) In the event that the Investors, the Series A Investors and the Series B Investors do not elect to purchase all of the Offered Securities which they are entitled to purchase under Section 6.13(b) hereof, Paragraph 6(p)(ii) of the Series A Agreement (as defined herein) and Section 6.15(b) of the Series B Agreement (as defined herein), the Company shall within 5 days of the earlier of (A) the receipt of all of the Notices of Acceptances from the Investors pursuant to subsection (c) above, from the Series A Investors pursuant to Section 6(p)(iii) of the Series A Agreement and from the Series B Investors pursuant to Section 6.15(c) of the Series B Agreement or (B) the expiration of the 30-day period provided in Section 6.13(a) hereof provide each of the Investors who have delivered a Notice of Acceptance with written notice of the number of Offered Securities which have not been accepted by the Investors, the Series A Investors or the Series B Investors (the "Refused Shares"), and each such Investor shall have 10 days to inform the Company in writing of its intention to purchase its pro rata share (as defined below) of such Refused Shares. For the purposes of this subsection (d), "pro rata share" shall mean the percentage obtained by dividing the number of Securities, Series A Securities (as defined herein), Series B Securities (as defined herein) and other shares of Common Stock owned and to be purchased by an Investor who has delivered a Notice of Acceptance pursuant to subsection (c) above by the total number of Securities, Series A Securities, Series B Securities and other shares of Common Stock owned and to be purchased by Investors who have delivered Notices of Acceptance pursuant to subsection (c) above, by Series A Investors who have delivered Notices of Acceptance pursuant to Paragraph 6(p)(iii) of the Series A Agreement and by Series B Investors who have delivered Notices of Acceptance pursuant to Section 6.15(c) of the Series B Agreement. Upon the expiration of such 10-day period, the Company shall have 90 days to sell all or any part of such Refused Shares as to which the Company has not received a notice from the Investors pursuant to Section 6.13(c) hereof or this subsection
(d), from the Series A Investors pursuant to Paragraphs 6(p)(iii) or 6(p)(iv) of the Series A Agreement or from the Series B Investors pursuant to Sections 6.15(c) or (d) of the Series
B Agreement to any other person or persons, but only upon terms and conditions in all material respects, including, without limitation, unit price and interest rates (but excluding payment of legal fees of counsel of the purchaser), which are no more favorable, in the aggregate, to such other person or persons or less favorable to the Company that those set forth in the Offer. Upon the closing of the sale to such other person or persons of all the Refused Shares, which shall include payment of the purchase price to the Company in accordance with the terms of the Offer, the Investors shall purchase from the Company, and the Company shall sell to the Investors, the Offered Securities in respect of which a Notice of Acceptance was delivered to the Company by an Investor, at the terms specified in the Offer. The purchase by an Investor of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investor of a purchase agreement relating to such Offered Securities satisfactory in form and substance to the Investor and its counsel.

                   (e) In each case, any Offered Securities not purchased by the Investors or other person or persons in accordance with Sections 6.13(b),
(c) and (d) hereof or by the Series A Investors in accordance with Paragraph 6(p) of the Series A Agreement or by the Series B Investors in accordance with
Section 6.15 of the Series B Agreement may not be sold or otherwise disposed of until they are again offered to the Investors, the Series A Investors and the Series B Investors under the procedures specified in Sections 6.13(a), (b), (c) and (d) hereof, in Paragraph 6(p) of the Series A Agreement and in Section 6.15 of the Series B Agreement.

                   (f) The rights of the Investors, the Series A Investors and the Series B Investors under this Section 6.13 shall not apply to the following securities (the "Excluded Securities"):

                        (A)  Common Stock, securities by their terms
convertible into or exchangeable for Common Stock (including Common Stock issuable on conversion thereof) and options, warrants and other rights to subscribe for, purchase or otherwise acquire Common Stock or securities by their terms convertible into or exchangeable for Common Stock (including Common Stock issuable on conversion thereof) issued, issuable, sold or granted to existing or prospective officers, directors or employees of, or consultants to, the Company, pursuant to any stock option, stock incentive, stock appreciation, stock bonus, stock award, compensation plan or arrangement or employment letter, or any other agreement, plan, arrangement or letter, presently in effect or hereafter adopted or entered into by the Company;

                        (B) Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Common Stock;

                        (C) Common Stock issued upon conversion of any of the Series C Convertible Preferred Stock;

                        (D) Common Stock issued upon conversion of any other shares of convertible stock of the Company;

                        (E) securities issued in connection with any acquisition by the Company;

                        (F) securities issued by the Company in connection with the redemption of the Series C Convertible Preferred Stock or any other shares of convertible stock of the Company as provided in the Articles of Incorporation, as amended, of the Company; and

                        (G) securities issued by the Company in connection with any public offering of any securities of the Company pursuant to a registration statement filed by the Company under the Securities Act on any form other than Form S-8.

                   (g) Notwithstanding the provisions of Section 9.4 hereof, the rights under this Section 6.13 shall not be assignable except (A) to a partner of any of the Investors or retired partner of any of the Investors who retires after the date hereof or the estate of any such partner or retired partner, or (B) to an Affiliate (as such term is defined in Rule 501(b) of the Securities Act) of an Investor. An Investor shall provide the Company with notice of any assignment under this subsection (g) within 10 days after its occurrence.

             6.14 VISITATION RIGHTS. So long as the Investors shall continue to own collectively at least 5% of the issued and outstanding Common Stock, assuming conversion of all outstanding convertible securities of the Company, those Investors continuing to own Securities collectively shall have the right to elect one representative (the "Representative") who shall have visitation rights at meetings of the Board of Directors of the Company; provided, however,
(a) that this Section 6.15 will cease and be of no further force and effect upon the closing of an Initial Public Offering, and (b) an Investor's right to participate in the election of the Representative may be suspended by the Board of Directors of the Company if the Board, in good faith, determines that such Investor's intentions are actually or potentially in conflict with the interests of the Company and/or its shareholders.

             6.15 INSURANCE. The Company shall keep its insurable properties insured at all times to such extent and against such risks, including fire, business interruption, and other risks insured against by extended coverage, as is customary with companies of comparable size and financial condition in the same or similar businesses; maintain in full force and effect product liability insurance and public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by the Company, in such amount as the Company shall reasonably deem necessary; and maintain workers' compensation insurance and such other insurance as may be required by law.

             6.16 REGISTRATION RIGHTS. In the event the Company makes an offering of its securities subsequent to the Closing, it shall not grant registration rights that are senior in any respect to the registration rights granted to the Investors pursuant to Section 7 hereof; provided, however, that the Company shall have the right to grant registration rights on a PARI PASSU basis to the registration rights granted in Section 7 hereof.

         Section 7.  REGISTRATION OF COMMON STOCK.

              7.1 DEMAND REGISTRATION. Upon the written request of one or more record holders of Securities, which request will state the intended method of disposition by such holders and will request that the Company effect the registration under the Securities Act of all or part of the Registerable Common Stock (as defined herein) of such holders, the Company will, within 10 days after receipt of such request, give written notice of such requested registration to all record holders of Securities, Series A Securities, Series B Securities and Warrant Stock (as defined herein), and thereupon (except as expressly provided herein) will use its best efforts to effect the registration ("Demand Registration") under the Securities Act of (x) the shares of Registerable Common Stock included in the initial request for registration (for disposition in accordance with the intended method of disposition stated in such request) and (y) all other shares of Registerable Common Stock, shares of Series A Registerable Common Stock (as defined herein), shares of Series B Registerable Common Stock (as defined herein) and shares of Warrant Stock, the record holders of which have made written request to the Company for registration thereof within 30 days after the receipt of such written notice from the Company, provided that:

                   (a) the Company shall be required to effect only two Demand Registrations hereunder, each of which must be initially requested by the holders of record of at least a majority of the Securities outstanding at the time of the request; PROVIDED that the Company shall not be required to effect more than one registration during any one-year period pursuant to this Section 7.1, Paragraph 7(a) of the Series A Agreement or Section 7.1 of the Series B Agreement (except that, upon request of any record holder of Securities (regardless of the number of Securities held by such holder), the Company, if it is then qualified to do so, shall be required to effect an unlimited number of registrations on Form S-3, or a similar short form registration statement, which registrations (hereinafter referred to as "Short Form Registrations") shall not be counted for purposes of this Section 7.1(a) as the Demand Registration which the Company is required to effect);

                   (b) if the holders of Registerable Common Stock who initiated the request for registration intend to sell their Registerable Common Stock by means of an underwriting (whether on a "best efforts" or a "firm commitment" basis), they shall so advise the Company as part of their request, and the Company shall include such information in the notice to the other record holders of Securities, Series A Securities, Series B Securities and Warrant Stock. In that event, the other record holders of Securities, Series A Securities, Series B Securities and Warrant Stock shall have the right to include their shares of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock and Warrant Stock in the underwriting (unless otherwise mutually agreed by a majority in interest of the record holders of Securities, Series A Securities, Series B Securities and Warrant Stock). The managing underwriter for such offering shall be selected by the Board of Directors of the Company. Each such holder agrees, with respect to an underwritten public offering which occurs following the Closing Date, by its acquisition of Securities not to effect any public sale or distribution of such Securities or Registerable Common Stock (other than as part of such underwritten public offering) during such period, if any, not to exceed 180 days, as shall reasonably be requested by any underwriter;

                   (c) the Company shall not include and shall not permit third parties other than (i) the holders of Series A Securities, (ii) the holders of Series B Securities, and (iii) the holders of Warrant Stock to include additional securities in a Demand Registration without the consent of the holders of a majority of the shares of Registerable Common Stock, Series A Registerable Common Stock and Series B Registerable Common Stock included in such Demand Registration, voting together as a class;

                   (d) if a Demand Registration under this Section 7.1 is in connection with an underwritten public offering, and if the managing underwriters advise the Company in writing that in their opinion the amount of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock and Warrant Stock requested to be included in such registration exceeds the amount of such Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock and Warrant Stock which can be successfully sold in such offering, the Company will nevertheless include in such registration, prior to the inclusion of any securities which are not Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock or Warrant Stock (notwithstanding any consent obtained in accordance with Section 7.1(c) hereof), the amount of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock and Warrant Stock requested to be included which in the opinion of such underwriters can be sold, pro rata among the holders of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock and Warrant Stock requesting inclusion on the basis of the number of shares of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock and Warrant Stock then owned by such holders; provided, however, that if the holders of Registerable Common Stock are unable to include in such offering at least fifty percent (50%) of the Registerable Common Stock sought to be registered in a Demand Registration under this Section 7.1, the record holders of Securities will be entitled to an additional Demand Registration under this Section;

                   (e) if the Company shall furnish to the holders requesting a registration pursuant to this Section 7 a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for a registration statement to be filed as requested, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the initial request for registration under this Section 7.1; provided, however, that the Company may not utilize this right more than once in any one-year period;

                   (f) registrations under this Section 7.1 will be on a form permitted by the rules and regulations of the Commission selected by the underwriters if the Demand Registration is in connection with an underwritten public offering or otherwise by the Company; and

                   (g) notwithstanding anything else contained herein, the Company will not be required to effect a Demand

Registration pursuant to this Section 7.1 unless the aggregate number of shares of Common Stock to be registered exceeds 20% of the shares of Common Stock then held by the holders of the Securities or issuable to such holders upon conversion of the Shares.

              7.2  INCIDENTAL REGISTRATIONS.

                   (a) If the Company at any time proposes to register any of its securities under the Securities Act (other than pursuant to Section 7.1 hereof), whether of its own accord or at the demand of any holder of such securities pursuant to an agreement with respect to the registration thereof (provided such agreement does not prohibit third parties from including additional securities in such registration), and if the form of registration statement proposed to be used may be used for the registration of Registerable Common Stock, the Company will give notice to all record holders of Securities not less than 5 days nor more than 30 days prior to the filing of such registration statement of its intention to proceed with the proposed registration (the "Incidental Registration"), and, upon the written request of any such holder made within 5 days after the receipt of any such notice (which request will specify the Registerable Common Stock intended to be disposed of by such holder and state the intended method of disposition thereof), the Company will use its best efforts to cause all Registerable Common Stock as to which registration has been requested to be registered under the Securities Act, provided that if such registration is in connection with an underwritten public offering, such holder's Registerable Common Stock to be included in such registration shall be offered upon the same terms and conditions as apply to any other securities included in such registration. Notwithstanding anything contained in this Section 7.2 to the contrary, the Company shall have no obligation to cause Registerable Common Stock to be registered with respect to any Investor whose Registerable Common Stock shall be eligible for resale under Rule 144(k) of the Securities Act.

                   (b) If an Incidental Registration is a primary registration on behalf of the Company and is in connection with an underwritten public offering, and if the managing underwriters advise the Company in writing that in their opinion the amount of securities requested to be included in such registration (whether by the Company, the holders of registration rights pursuant to Section 7.2(a) hereof or other holders of its securities pursuant to any other rights granted by the Company to demand inclusion of any such securities in such registration) exceeds the amount of such securities which can be successfully sold in such offering, the Company will include in such registration the amount of securities requested to be included which in the opinion of such underwriters can be sold, in the following order
(i) first, all of the securities the Company proposes to sell, (ii) second, all of the Registerable Common Stock, Series A Registerable Common Stock,
Series B Registerable Common Stock and Warrant Stock requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock and Warrant Stock then owned by such holders, and (iii) third, any other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the amount of such securities then owned by such holders.

                   (c) If an Incidental Registration is a secondary registration on behalf of holders of securities of the Company and is in connection with an underwritten public offering, and if the managing underwriters advise the Company in writing that in their opinion the amount of securities requested to be included in such registration (whether by such holders, by holders of registration rights pursuant to Section 7.2(a) hereof or by holders of its securities pursuant to any other rights granted by the Company to demand inclusion of securities in such registration) exceeds the amount of such securities which can be sold in such offering, the Company will include in such registration the amount of securities requested to be included which in the opinion of such underwriters can be sold, in the following order (i) first, all of the securities requested to be included by holders demanding or requesting such registration, (ii) second, all of the Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock and Warrant Stock requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares of Registerable Common Stock, Series A Registerable Common Stock, Series B Registerable Common Stock and Warrant Stock then owned by such holders, and (iii) third, any other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the amount of such securities then owned by such holders.

              7.3 REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registerable Common Stock under the Securities Act as provided in this
Section 7, the Company will, as expeditiously as possible:

                   (a) prepare and file with the Commission a registration statement with respect to such Registerable Common Stock and use its best efforts (which shall not, in any case, require the Company to incur any unreasonable expense) to cause such registration statement to become effective;

                   (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months or such shorter period in which the disposition of all securities in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement shall be completed, and to comply with the provisions of the Securities Act (to the extent applicable to the Company) with respect to such dispositions;

                   (c)  furnish to each seller of such Registerable Common
Stock such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request, in order to facilitate the disposition of the Registerable Common Stock owned by such seller;

                   (d) use its best efforts (which shall not, in any case, require the Company to incur any unreasonable expense) to register or qualify such Registerable Common Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registerable Common Stock owned by such seller, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this Section 7.3(d) be obligated to be qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                   (e) provide a transfer agent and registrar for all such Registerable Common Stock covered by such registration statement not later than the effective date of such registration statement;

                   (f) notify each seller of such Registerable Common Stock at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registerable
Common Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any fact required to be stated therein or necessary to make the statements therein not misleading;

                   (g) use its best efforts to cause all such Registerable Common Stock to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                   (h) use its best efforts to obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters in such transactions;

                   (i) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as reasonably required in order to expedite or facilitate the disposition of such Registerable Common Stock; and

                   (j) make available for inspection by any seller of Registerable Common Stock, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller and/or representative of such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

              7.4  REGISTRATION AND SELLING EXPENSES.

                   (a) All expenses incurred by the Company in connection with the Company's performance of or compliance with this Section 7, including, without limitation (A) all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.),
(B) blue sky fees and expenses, (C) all printing expenses and (D) all fees and disbursements of counsel and accountants for the Company (including the expenses of any audit of financial statements) retained by the Company (all such expenses being herein called "Registration Expenses"), will be paid by the Company except as otherwise expressly provided in this Section 7.4.

                   (b) The Company will, in any event, in connection with any registration statement, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties in connection therewith and expenses of audits of year-end financial statements), and the expenses and fees for listing the securities to be registered on one or more securities exchanges on which similar securities issued by the Company are then listed.

                   (c) The Company shall bear the Registration Expenses of each Demand Registration, each Incidental Registration and each Short Form Registration hereunder.

                   (d) Notwithstanding any of the foregoing, all underwriting discounts, selling commissions and stock transfer taxes applicable to sales of Registerable Common Stock in connection with any Demand Registration, Incidental Registration or Short Form Registration shall be borne by all persons who are selling Registerable Common Stock pursuant to such Registration Statement in proportion to the dollar value of the securities being sold by each such person.

                   (e) All fees and expenses required to be paid by the holders of Registerable Common Stock pursuant to Section 7.4(d) hereof in connection with any Incidental Registration hereunder shall be borne by said holders in proportion to the dollar value of the securities of such holder covered by such Incidental Registration.

              7.5 OTHER CONDITIONS RELATING TO REGISTRATIONS. Except as otherwise provided in this Agreement, the Company shall not be required to furnish any audited financial statements at the request of any holder of Registerable Common Stock other than those statements customarily prepared at the end of its fiscal year, unless (a) the requesting holder of Registerable Common Stock shall agree to reimburse the Company for the out-of-pocket costs incurred by the Company in the preparation of such other audited financial statements or (b) such other audited financial statements shall be required by the Commission as a condition to declaring a Demand Registration effective under the Securities Act.


              7.6  OTHER PUBLIC SALES AND REGISTRATIONS.  The Company agrees
(a) that if it has previously filed a registration statement with respect to Registerable Common Stock in connection with a Demand Registration or Incidental Registration hereunder, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to become effective any other registration of any of its securities under the

Securities Act or otherwise effect a public sale or distribution of its securities (except pursuant to registration on Form S-8 or any successor form relating to a special offering to the employees or security holders of the Company or any Subsidiary hereafter formed or acquired), whether on its own behalf or at the request of any holder of such securities, until at least 60 days have elapsed after the effective date of such previous registration; and
(ii) to cause each holder of securities purchased from the Company any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any such public sale or distribution during such 60-day period of any such securities or any securities issuable on the conversion thereof or in redemption or exchange therefor. The foregoing 60-day limitation, however, shall not preclude the Company from proceeding with a registration statement requested by a holder of securities with "demand" registration rights who requests registration prior to the time a record holder of Securities requests a registration pursuant to Section 7.1 hereof.

              7.7 TRANSFEREES OF SECURITIES. Notwithstanding anything else set forth in this Section 7, no person to whom Securities are transferred shall have any rights under this Section 7 as a holder of such Securities unless (a) such person (i) is a partner of any Investor which is a partnership or a retired partner of such partnership who retires after the date hereof, (ii) is a family member of or trust for the benefit of any Investor, or (iii) acquires at least 100,000 shares of Registerable Common Stock, (b) such person agrees to be bound by the terms and conditions of this Agreement and (c) the Company is given prompt written notice of such transfer.

              7.8  INDEMNIFICATION.

                   (a) The Company hereby agrees to indemnify, to the extent permitted by law, each holder of Registerable Common Stock, its officers and directors, if any, and each person, if any, who controls such holder within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses under the Securities Act, applicable state securities laws, common law or otherwise (including, as incurred, legal and other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, except to the extent limited by Section 7.8(c) below) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company has furnished any amendments or supplements thereto) or any preliminary prospectus, which registration statement, prospectus or preliminary prospectus shall be prepared in connection with a

Demand Registration or Incidental Registration, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing to the Company by such holder in connection with a Demand Registration or Incidental Registration, provided the Company will not be liable pursuant to this
Section 7.8 if such losses, claims, damages, liabilities or expenses have been caused by any selling security holder's failure to deliver a copy of the registration statement or prospectus, or any amendments or supplements thereto, after the Company has furnished such holder with a sufficient amount of copies of the same.

                   (b) In connection with any registration statement in which a holder of Registerable Common Stock is participating, each such holder shall furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and shall indemnify, to the extent permitted by law, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses under the Securities Act, applicable state securities laws, common law or otherwise (including, as incurred, legal and other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, except to the extent limited by Section 7.8(c) below) caused by any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent such losses, claims, damages, liabilities or expenses are caused by an untrue statement or alleged untrue statement contained in or by an omission or alleged omission from information so furnished in writing by such holder in connection with the Demand Registration or Incidental Registration. If the offering pursuant to any such registration is made through underwriters, each such holder agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each person who controls such underwriters within the meaning of the Securities Act to the same extent as hereinabove provided with respect to indemnification by such holder of the Company. Notwithstanding the foregoing, no such holder of Registerable Common Stock shall be liable under this Section 7.8(b) for any amounts exceeding the product of (i) the offering price per share of Registerable Common Stock pursuant to the registration statement in which such holder is participating (less any underwriting discounts or commissions which reduce the amount such holder receives), multiplied by (ii) the number of shares of Registerable Common Stock being sold by such holder pursuant to such registration statement.

                   (c)  Promptly after receipt by an indemnified party under
Section 7.8(a) or Section 7.8(b) of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is or is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Section. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless incurred at the written request of the indemnifying party. Notwithstanding the above, the indemnified party will have the right to employ one counsel (exclusive of local counsel) of its own choice in any such action or proceeding if the indemnified party has reasonably concluded that there may be defenses available to it which are different from or additional to those of the indemnifying party, or counsel to the indemnified party is of the opinion that it would not be desirable for the same counsel to represent both the indemnifying party and the indemnified party because such representation might result in a conflict of interest (in either of which cases the indemnifying party will not have the right to assume the defense of any such action or proceeding on behalf of the indemnified party or parties and such legal and other expenses will be borne by the indemnifying party). An indemnifying party will not be liable to any indemnified party for any settlement of any such action or proceeding effected without the consent of such indemnifying party.


                   (d) If the indemnification provided for in Section 7.8(a) or Section 7.8(b) is unavailable under applicable law to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holders of Registerable Common Stock on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holders of Registerable Common Stock on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the holders of Registerable
Common Stock and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 7.8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                   (e) Promptly after receipt by the Company or any holder of Securities of notice of the commencement of any action or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the commencement thereof; but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit, or proceeding is brought against any party, and such party notifies a contributing party of the commencement thereof, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. No party shall be liable for contribution with regard to the settlement of any action or proceeding effected without its consent.

              7.9 CONVERSION OF PREFERRED STOCK. Any request for a Demand Registration or Incidental Registration with respect to Registerable Common Stock issuable upon the conversion of Shares will provide in the intended method of disposition accompanying such request that conversion of Shares into Common Stock in accordance with the terms thereof will be undertaken promptly after a registration statement has become effective but in any event before the sale thereof to underwriters has been consummated so that no Shares will be distributed to the public under such registration statement.

             7.10 AMENDMENT OF SECTION 7. Any provision of this Section 7 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and holders of record of a majority of the Securities, the Series A Securities and the Series B Securities outstanding as of a record date between 10 and 90 days prior to the effective date of such amendment or waiver, voting together as a class. Any amendment or waiver effected in accordance with this Section 7.10 shall be binding upon each holder of Securities, Series A Securities and Series B Securities at the time outstanding (including securities into which such Securities, Series A Securities and Series B Securities are convertible), each future holder of all such Securities, such Series A Securities or such Series B Securities, and the Company.

         Section 8.  CERTAIN DEFINITIONS.

         For the purposes of this Agreement, the following terms have the respective meanings set forth below:

              8.1 "CENTOCOR AGREEMENT" means the Stock Purchase Agreement, dated September 20, 1994, by and between the Company and Centocor, Inc.

              8.2 "CENTOCOR SHARES" means the 400,000 shares of the Company's Series B Convertible Preferred Stock, $.01 par value per share, issued to Centocor, Inc. pursuant to the Centocor Agreement.

              8.3 "COMMISSION" means the Securities and Exchange Commission and includes any governmental body or agency succeeding to the functions thereof.

              8.4 "COMMON STOCK" means the Company's Common Stock, $.01 par value per share.

              8.5 "CONVERSION AGREEMENT" means the Conversion Agreement, dated as of April 23, 1996, by and among the Company and the Series B Investors.

              8.6 "ERISA" means, as of any given time, the Employee Retirement Income Security Act of 1974, as amended.

              8.7 "EXCHANGE ACT" means, as of any given time, the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

              8.8 "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means generally accepted accounting principles, consistently applied; and any accounting determination or calculation required to be made under this Agreement shall be made (unless otherwise provided) in accordance with generally accepted accounting principles, consistently applied.

              8.9 "INITIAL PUBLIC OFFERING" means an underwritten initial public offering (whether on a "best efforts" or a "firm commitment" basis) for the account of the Company of Common Stock or securities convertible into or exchangeable for shares of Common Stock.

             8.10 "NOTE SHARES" means the 1,600,000 shares of the Company's Series B Convertible Preferred Stock, $.01 par value per share, issued pursuant to the Conversion Agreement.

             8.11 "PRIVATE PLACEMENT MEMORANDUM" means the Company's Confidential Private Placement Memorandum dated March, 1996.

             8.12 "REGISTERABLE COMMON STOCK" means any Common Stock issued or issuable upon conversion of the Shares.

             8.13 "SECURITIES" means the Shares and any Common Stock issued upon conversion thereof, whether at Closing or thereafter, but shall not include any such Shares or Common Stock sold in any public offering or in any sale pursuant to Rule 144 under the Securities Act. For purposes of computing at any date any percentage of Securities required in connection with any action taken or to be taken under this Agreement, the Shares shall be deemed to equal the number of shares of Common Stock issuable at such date upon conversion thereof.

             8.14 "SECURITIES ACT" means, as of any given time, the Securities Act of 1933, as amended, or any similar federal law then in force.

             8.15 "SERIES A AGREEMENT" means the Stock Purchase Agreement, dated as of June 25, 1992, by and among the Company and the Investors listed on
Exhibit 1(a) attached thereto, as amended.


             8.16 "SERIES A CONVERTIBLE PREFERRED STOCK" means the 3,900,000 shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share, issued pursuant to the Series A Agreement.

             8.17 "SERIES A INVESTORS" means Investors as defined in the Series A Agreement.

             8.18 "SERIES A REGISTERABLE COMMON STOCK" means Registerable Common Stock as defined in the Series A Agreement.

             8.19 "SERIES A SECURITIES" means Securities as defined in the Series A Agreement.

             8.20 "SERIES B AGREEMENT" means the Stock Purchase Agreement, dated as of November 15, 1993, by and among the Company and the Investors listed on Exhibit 1.1 attached thereto, as amended.

             8.21 "SERIES B CONVERTIBLE PREFERRED STOCK" means (a) the 2,000,000 shares of the Company's Series B Convertible Preferred Stock, $.01 par value per share, issued pursuant to the Series B Agreement, (b) the Note Shares and (c) except for purposes of Section 6 of this Agreement, the Centocor Shares. For purposes of Section 6 of this Agreement, "Series B Convertible Preferred Stock" specifically excludes the Centocor Shares.

             8.22 "SERIES B INVESTORS" means Investors as defined in the Series B Agreement.

             8.23 "SERIES B REGISTERABLE COMMON STOCK" means (a) Registerable Common Stock as defined in the Series B Agreement, (b) any Common Stock issued or issuable upon conversion of the Note Shares and (c) except for purposes of
Section 6 of this Agreement, any Common Stock issued or issuable upon conversion of the Centocor Shares. For purposes of Section 6 of this Agreement, "Series B Registerable Common Stock" specifically excludes the Centocor Shares.

             8.24 "SERIES B SECURITIES" means (a) Securities as defined in the Series B Agreement, (b) the Note Shares and any Common Stock issued upon conversion thereof, whether at Closing or thereafter, but shall not include any such Note Shares or Common Stock sold in any public offering or in any sale pursuant to Rule 144 under the Securities Act, and (c) except for purposes of
Section 6 of this Agreement, the Centocor Shares and any Common Stock issued upon conversion thereof, whether at Closing or thereafter, but shall not include any such Centocor Shares or Common Stock sold in any public offering or in any sale pursuant to Rule 144 under the Securities Act. For purposes of Section 6 of this Agreement, "Series B Securities" specifically excludes the Centocor Shares and any Common Stock issued upon conversion thereof, whether at Closing or thereafter.

             8.25 "SUBSIDIARY" means any person, corporation, firm or entity at least the majority of the equity securities (or equivalent interest) of which are, at the time as of which any determination is being made, owned of record or beneficially by the Company, directly or indirectly, through any Subsidiary or otherwise.

             8.26 "TERMINATING PUBLIC OFFERING" means an underwritten public offering (whether on a "best efforts" or a "firm commitment" basis) for the account of the Company of Common Stock or securities convertible into or exchangeable for shares of Common Stock, where the aggregate sales price of the securities included in such sale (after deduction of any underwriting commissions, discounts and concessions) is at least $15,000,000 and the price per share of such securities is at least $5.00.

             8.27 "WARRANT PURCHASE AGREEMENT" means the Warrant Purchase Agreement, dated as of a date on or before the Closing Date, by and between the Company and Genesis Merchant Group Securities.

             8.28 "WARRANT STOCK" means up to 360,000 shares of the Company's Common Stock, $.01 par value per share, issuable pursuant to the Warrant Purchase Agreement.

         Section 9.  MISCELLANEOUS.

              9.1 SCHEDULES. The Schedules attached to this Agreement constitute a part of this Agreement. They are incorporated herein by reference and shall have the same force and effect as if set forth in full in the main body of this Agreement.

              9.2 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties, covenants and agreements contained in this Agreement, or in any document, exhibit, schedule or certificate or in any other writing by any party delivered in connection herewith shall survive the execution and delivery of this Agreement and the date of Closing and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Investors or on their behalf. Notwithstanding the foregoing, all obligations of the Company under this Agreement (except for the obligations of the Company under Section 7 hereof), including the obligations of the Company under Section 6 hereof, will cease and be of no further force and effect upon the closing of a Terminating Public Offering.

              9.3 ASSIGNS; PARTIES IN INTEREST. This Agreement shall bind and inure to the benefit of the Company, the Investors, each other person who shall become a record holder of any certificate representing the Securities and the respective successors and assigns of the Company, the Investors and each such other person.

              9.4 GOVERNING LAW. This Agreement is being delivered and is intended to be performed in the Commonwealth of Pennsylvania and shall be governed by and construed and enforced in accordance with the internal laws of said Commonwealth, and without giving effect to conflicts of laws.

              9.5 INDEMNIFICATION. The Company shall, with respect to the representations, warranties, covenants and agreements made by the Company herein, and each Investor shall, with respect to the representations, warranties, covenants and agreements made by such Investor, indemnify, defend and hold the Investors or the Company, as the case may be, harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy or breach of any such representations, warranties, covenants or agreements of the Company or such Investor, as the case may be. Without limiting the generality of the foregoing, the Investors or the Company, as the case may be, shall be deemed to have suffered liability, loss or damage as a result of the untruth, inaccuracy or breach of any such representations, warranties, covenants or agreements if such liability, loss or damage shall be suffered by the Company as a result of, or in connection with, such untruth, inaccuracy or breach of any facts or circumstances constituting such untruth, inaccuracy or breach.

              9.6 LIABILITY AND INDEMNIFICATION. The Company shall, to the full extent permitted by Sections 1741 through 1750 of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania, as amended from time to time, indemnify all persons whom it may indemnify thereunder. To the fullest extent permitted by the Business Corporation Law of the Commonwealth of Pennsylvania, as amended from time to time, a director of the Company shall not be liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director.

              9.7 REMEDIES. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by the Company or an Investor, an Investor or the Company, as the case may be, may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement.
An Investor or the Company acting pursuant to this Section 9.7 shall be indemnified against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses) in accordance with Section 9.5.

              9.8 EXCHANGES; LOST, STOLEN OR MUTILATED CERTIFICATES. Upon surrender by an Investor to the Company of any certificate representing shares of Series C Convertible Preferred Stock (or Common Stock issuable upon conversion thereof) purchased or acquired hereunder, the Company at its expense will issue in exchange therefor, and deliver to such Investor, a new certificate or certificates representing such shares, in such denominations as may be requested by the Investor. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing any Securities purchased or acquired by the Investors hereunder, and in case of such loss, theft or destruction, upon delivery of any indemnity agreement satisfactory to the Company, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Company at its expense will issue and deliver to the Investors a new certificate for such Series C Convertible Preferred Stock (or Common Stock issuable upon conversion thereof) of like tenor, in lieu of such lost, stolen or mutilated certificate.

              9.9 NOTICES. All communications provided for in this Agreement shall be in writing and shall be sent to each party as follows:


    TO THE COMPANY                     TO THE INVESTORS

    Vincent R. Zurawski, Jr., Ph.D.    At the addresses set
    Apollon, Inc.                      forth below their
    One Great Valley Parkway           respective names on
    Malvern, PA 19355                  Schedule 1.1 attached
    FAX: (215) 647-9732                hereto

    With a Copy To:

    Morris Cheston, Jr., Esq.
    Ballard Spahr Andrews
      & Ingersoll
    1735 Market Street, 51st Floor
    Philadelphia, PA 19103
    FAX: (215) 864-8999

or to such other address as such party may hereafter specify in writing, and shall be deemed given on the earlier of (a) physical delivery, (b) if given by facsimile transmission, when such facsimile is transmitted to the telephone number specified in this Agreement and telephone confirmation of receipt thereof is received, (c) three days after mailing by prepaid first class mail and (d) two days after mailing by prepaid overnight or express mail.

                   9.10 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties regarding the transactions contemplated herein and may not be modified or amended except by written agreement of all parties hereto.

              9.11 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the interpretation of this Agreement.

              9.12 PRONOUNS. If any Investor is an individual, neuter pronouns used in reference to Investors shall be deemed to refer to individuals as well as corporations or partnerships.

              9.13 EFFECT OF STOCK SPLITS, ETC. Whenever any rights under this Agreement are available only when at least a specified minimum number or percentage of Shares or price per share is involved, such number shall be appropriately adjusted to reflect any stock split, stock dividend, combination of securities into a smaller number of securities or reclassification of stock.

              9.14 AMENDMENTS. This Agreement may be amended only by an instrument in writing, signed by the Company and by Investors holding, on the date of such amendment, a majority of the Securities held of record on such date by all of the Investors.

              9.15 SHARES HELD BY AFFILIATES. Whenever any rights under this Agreement are available only when at least a specified minimum number or percentage of Shares is involved, each Investor shall be deemed to own any Securities that are owned by any of the partners of such Investor or any retired partners of such Investor who retire after the date hereof or the estate of any such partner or retired partner or the spouse, lineal descendants, ancestors or any Affiliates of such Investor or any such partner or retired partner.

              9.16 COUNTERPARTS. This Agreement may be executed in one or more counterparts each of which shall be deemed to be one and the same instrument.

              9.17 DISCLOSURES ELSEWHERE. No representation or warranty contained in this Agreement or in any exhibit, schedule, certificate or other document delivered pursuant hereto shall be considered to be breached due to the omission of matters required to be disclosed pursuant to the terms of this Agreement if the matter or matters giving rise to any such breach or omission is or are disclosed anywhere in this Agreement or in any of the exhibits, schedules, certificates or other documents delivered pursuant hereto.

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                            --------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        ARDMORE INVESTMENTS
                        -----------------------------
                         (Print Name)


                        /s/ George H. McGovern
                        -----------------------------
                          (Signature)


                        Partner
                        -----------------------------
                        (Title, if applicable)



         SSN/Tax ID NO: -----------------------------

         Address:       c/o GEORGE McGOVERN
                        ---------------------------
                        PO BOX 309
                        -----------------------------
                        ARDMORE, PA 19003
                        -----------------------------



         Number of
         Shares Purchased:  17,500
                            -----------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           -------------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        Robert J. Becker, M.D.
                        ----------------------------------
                         (Print Name)


                        /s/ Robert J. Becker, M.D.
                        ----------------------------------
                          (Signature)


                        ----------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO:  ###-##-####
                         ---------------------------------
         Address:       One Tower Lane
                        ----------------------------------
                        Suite 1140
                        ----------------------------------
                        Oakbrook Terrace, IL 60181
                        ----------------------------------



         Number of
         Shares Purchased:   12,500
                             -----------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           -------------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        Jerome Blank
                        ---------------------------------
                         (Print Name)


                        /s/ Jerome Blank
                        ---------------------------------
                          (Signature)


                        ---------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO:
                       ----------------------------------
         Address:      9350 S. Dixie Hwy - Suite 900
                       ----------------------------------
                       Miami, FL  33156
                       ----------------------------------

                       ----------------------------------


         Number of
         Shares Purchased:   25,000
                             ----------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           -------------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        Neil G. Bluhm
                        ------------------------------------
                         (Print Name)


                        /s/ Neil G. Bluhm
                        ---------------------------------
                          (Signature)


                        ---------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: ###-##-####
                        ---------------------------------
         Address:       900 N. Michigan Avenue
                        ---------------------------------
                        Suite 1900
                        ---------------------------------
                        Chicago, IL  60611
                        ---------------------------------


         Number of
         Shares Purchased:   62,500
                            -----------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           -------------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        Richard A. Carrano
                        ----------------------------------
                         (Print Name)


                        /s/ Richard A. Carrano
                        ----------------------------------
                          (Signature)


                        Vice President
                        ----------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: ###-##-####
                        ----------------------------------
         Address:       524 Foxwood Lane
                        ----------------------------------
                        Paoli, PA  19301
                        ----------------------------------

                        ----------------------------------



         Number of
         Shares Purchased:   18000
                            ------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           -------------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        CONNECTICUT CAPITAL ASSOC. L.P.
                        -------------------------------
                         (Print Name)


                        /s/ J. Howard Coale
                        -------------------------------
                          (Signature)


                        PRES., GENERAL PARTNER
                        -------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: 06-1360691
                        -------------------------------
         Address:       44 Signal Road
                        -------------------------------
                        Stamford, CT  06902
                        -------------------------------

                        -------------------------------

         Number of
         Shares Purchased:   50,000
                             -------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                            ------------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        INVESTOR:

                        CENTOCOR, INC., a Pennsylvania
                        corporation


                        BY:/s/ George D. Hobbs
                           ---------------------------------
                        NAME:       George D. Hobbs

                        TITLE:  Vice President, Corporate Counsel
                                and Secretary

                        SSN/TAX ID NO.:  23-2117202

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        S. COHEN
                        -------------------------------------
                         (Print Name)


                        /s/ Stanley Cohen
                        -------------------------------------
                          (Signature)


                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: 106 26 2631
                        -------------------------------------

         Address:       919 Third Ave.
                        -------------------------------------
                        NY  10022
                        -------------------------------------

                        -------------------------------------






         Number of
         Shares Purchased:   $25,000
                             --------------------------------
                             6,250 shares

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        Steven A. Cohen
                        -------------------------------------
                         (Print Name)


                        /s/ S Cohen
                        -------------------------------------
                          (Signature)


                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: ###-##-####
                        -------------------------------------
         Address:       c/o S.A.C. Capital Advisors, LLC
                        -------------------------------------
                        520 Madison Avenue, 7th Floor
                        -------------------------------------
                        New York, New York  10022
                        -------------------------------------



         Number of
         Shares Purchased:   $62,500
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        DINA PARTNERS, L.P.
                        -------------------------------------
                         (Print Name)


                        /s/ David B. Solomon
                        -------------------------------------
                          (Signature)


                        GENERAL PARTNER
                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: 22-2691254
                        -------------------------------------
         Address:       c/o
                        -------------------------------------
                        DLD HOLDINGS, INC.
                        2180 SAND HILL ROAD
                        -------------------------------------
                        SUITE 160
                        MENLO PARK, CA  94025
                        -------------------------------------




         Number of
         Shares Purchased:  50,000
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        THOMAS S. EDGINGTON
                        -------------------------------------
                         (Print Name)


                        /s/ T S Edginson
                        -------------------------------------
                          (Signature)


                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: ###-##-####
                        -------------------------------------
         Address:       2362 Ceranida de la Playa
                        -------------------------------------
                        La Jolla CA  92037
                        -------------------------------------

                        -------------------------------------



         Number of
         Shares Purchased:  20,000
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        Pat Foley
                        -------------------------------------
                         (Print Name)


                        /s/ Pat Foley
                        -------------------------------------
                          (Signature)


                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: ###-##-####
                        -------------------------------------
         Address:       333 Twin Dolphin Drive
                        -------------------------------------
                        Redwood City, CA  94065
                        -------------------------------------

                        -------------------------------------



         Number of
         Shares Purchased:  12,500
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        FWK Investors
                        -------------------------------------
                         (Print Name)


                        /s/ M J Waldman
                        -------------------------------------
                          (Signature)


                        Partner
                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: 94-2771027
                        -------------------------------------
         Address:       235 Montgomery Stree
                        -------------------------------------
                        Suite 2700
                        -------------------------------------
                        San Francisco, CA  94104
                        -------------------------------------



         Number of
         Shares Purchased:  12,500
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:  WALTER & Anita HADDAD
                        TTEE FBO HADDAD FAMILY TR
                        DTD 1/9/90
                        -------------------------------------
                         (Print Name) /s/ Walter R. Haddad


                        /s/ Walter R. Haddad
                        -------------------------------------
                          (Signature)


                        TTEE
                        -------------------------------------
                        (Title, if applicable)



         SSN/Tax ID NO: ###-##-####
                        -------------------------------------
         Address:       364 18th St
                        -------------------------------------
                        Santa Monica
                        -------------------------------------
                        Ca  90402
                        -------------------------------------



         Number of
         Shares Purchased:  37,500
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        VERNA R. HARRAH
                        -------------------------------------
                         (Print Name)


                        /s/ Verna R. Harrah
                        -------------------------------------
                          (Signature)


                        TRUSTEE
                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: ###-##-####
                        -------------------------------------
         Address:       9951 Beverly Grove Dr.
                        -------------------------------------
                        Beverly Hills, CA  90210
                        -------------------------------------

                        -------------------------------------



         Number of
         Shares Purchased:  25,000
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        HPB ASSOCIATES, L.P.
                        -------------------------------------
                         (Print Name)


                        /s/ Howard P. Berkowitz
                        -------------------------------------
                          (Signature)
                           By:  HPB GROUP, LLC
                           By:  Howard P. BERKOWITZ


                        SR. MANAGING MEMBER
                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: 13-3002457
                        -------------------------------------

         Address:       888 Seventh Ave., 46th Floor
                        -------------------------------------
                        New York, Ny  10106
                        -------------------------------------




         Number of
         Shares Purchased:  187,500
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        KEIBREAUX ASSOCIATES
                        -------------------------------------
                         (Print Name)


                        /s/ David Keibreaux
                        -------------------------------------
                          (Signature)


                        (G.P.)
                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: 23-2587188
                        -------------------------------------

         Address:       166 E. Levening Mill Rd.
                        -------------------------------------

                        Suite 110
                        -------------------------------------

                        Bala Cynwyd Pa  19004
                        -------------------------------------




         Number of
         Shares Purchased:  37,500
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        ODED LEVY
                        -------------------------------------
                         (Print Name)


                        /s/ Oded Levy
                        -------------------------------------
                          (Signature)


                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: ###-##-####
                        -------------------------------------

         Address:       856A Green Street
                        -------------------------------------

                        San Francisco, CA  94133
                        -------------------------------------




         Number of
         Shares Purchased:  6,250
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        THE LINCOLN TAX ADVANTAGED, L.P.
                        Neil Matlins
                        -------------------------------------
                         (Print Name)


                        /s/ Neil Matlins
                        -------------------------------------
                          (Signature)


                        Neil Matlins, President
                        -------------------------------------
                        (Title, if applicable)
                        Matlins Financial Consulting Inc.
                        General Partner of the Lincoln Fund
                        Tax Advantage, L.P.
         SSN/Tax ID NO: 37-1322962
                        -------------------------------------

         Address:       4 West Old State Capitol Plaza
                        -------------------------------------

                        Suite 710
                        -------------------------------------

                        Springfield IL  62701
                        -------------------------------------




         Number of
         Shares Purchased:  $100,000.00
                            ---------------------------------
                             25,000 shares

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        JAMES F. LISSETTE
                        -------------------------------------
                         (Print Name)


                        /s/ James F. Lissette
                        -------------------------------------
                          (Signature)


                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: ###-##-####
                        -------------------------------------

         Address:       515 E. 72nd Street, #31D
                        -------------------------------------

                        New York, NY  10021
                        -------------------------------------




         Number of
         Shares Purchased:  5,000
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                       By: /s/ James G. Murphy
                          -----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        LZ INVESTMENTS GENERAL PARTNERSHIP
                        -------------------------------------
                         (Print Name)


                        /s/ Sam Zell
                        -------------------------------------
                          (Signature)


                        TRUSTEE PARTNER
                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: 36-4073958
                        -------------------------------------

         Address:       2 North Riverside Plaza
                        -------------------------------------

                        Suite 700
                        -------------------------------------

                        Chicago, IL  60606
                        -------------------------------------


         Number of
         Shares Purchased:  50,000
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        MARITIME CAPITAL PARTNERS, L.P.
                        BY MARITIME CAPITAL MANAGEMENT,
                        ITS GENERAL PARTNER
                        BY: ANDREW L. EVANS
                        -------------------------------------
                         (Print Name)


                        /s/ Andrew L. Evans
                        -------------------------------------
                          (Signature)


                        PRESIDENT
                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: 91-1680235
                        -------------------------------------

                        MARITIME CAPITAL PARTNERS, L.P.
         Address:       15302 25th Drive S.E
                        -------------------------------------

                        Mill Creek, WA  98012
                        -------------------------------------




         Number of
         Shares Purchased:  125,000
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        JAMES G. MURPHY
                        -------------------------------------
                         (Print Name)


                        /s/ James G. Murphy
                        -------------------------------------
                          (Signature)


                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: ###-##-####
                        -------------------------------------

         Address:       25 McIntosh RD.
                        -------------------------------------

                        Sewell, NJ  08080
                        -------------------------------------




         Number of
         Shares Purchased:  5,000
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        ORACLE PARTNERS, L.P.


                        /s/ Larry N. Feinberg
                        -------------------------------------
                          (Signature)


                        MANAGING GENERAL PARTNER
                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: 13-3714191
                        -------------------------------------

         Address:       712 FIFTH AVE
                        -------------------------------------

                        45th FLOOR
                        -------------------------------------

                        New York NY  10019
                        -------------------------------------


         Number of
         Shares Purchased: $800,000
                           ----------------------------------

              200,000

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:
                        BERNARD OSHER TRUST
                        BERNARD OSHER TRUSTEE, UTA 3/8/88
                        -------------------------------------
                         (Print Name)


                        /s/ Bernard Osher, TRUSTEE
                        -------------------------------------
                          (Signature)


                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: ###-##-####
                        -------------------------------------

         Address:       220 San Bruno Avenue
                        -------------------------------------

                        San Francisco, CA  94103
                        -------------------------------------



         Number of
         Shares Purchased:  50,000
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        PORRIGE PARTNERS II
                        -------------------------------------
                         (Print Name)


                        /s/ [illegible signature]
                        -------------------------------------
                          (Signature)


                        GENERAL PARTNER
                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: 06-1391106
                        -------------------------------------

                        c/o DACOSON-SAULBERG CAP. MGMT
         Address:       354 PEQUOT AVENUE
                        -------------------------------------

                        SOUTHPORT, CT  06490
                        -------------------------------------




         Number of
         Shares Purchased:  37,500
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        QUASAR INTERNATIONAL PARTNERS


                        /s/ Larry N. Feinberg
                        -------------------------------------
                          (Signature)

                        LARRY FEINBERG PRESIDENT OF
                        ORACLE MGMT INC.

                        -------------------------------------
                        (Title, if applicable)

                        INVESTMENT ADVISOR

         SSN/Tax ID NO: NONE FOREIGN CORP
                        -------------------------------------

         Address:       c/o ORACLE PARTNERS L.P.
                        -------------------------------------

                        712 FIFTH AVENUE, 45TH FL.
                        -------------------------------------

                        New York, N.Y.  10019
                        -------------------------------------




         Number of
         Shares Purchased:  $200,000
                            ---------------------------------

              50,000

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        S.A.C. Capital Associates, LLC
                        -------------------------------------
                         (Print Name)


                        /s/ Scott J. Lederman
                        -------------------------------------
                          (Signature)

                        By:  S.A.C. Capital Advisors, LLC,
                             its attorney-in-fact


                        -------------------------------------
                        (Title, if applicable)

                             By:  Scott J. Lederman,
                                  Executive Vice President


         SSN/Tax ID NO: N/A
                        -------------------------------------

         Address:       c/o S.A.C. Capital Advisors, LLC
                        -------------------------------------

                        520 Madison Avenue, 7th Floor
                        -------------------------------------

                        New York, New York 10022
                        -------------------------------------




         Number of
         Shares Purchased:  62,500
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        Fred Stein
                        -------------------------------------
                         (Print Name)


                        /s/ Fred Stein
                        -------------------------------------
                          (Signature)


                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: ###-##-####
                        -------------------------------------

         Address:       c/o Newberger & Berman
                        -------------------------------------

                        605 Third Avenue
                        -------------------------------------

                        New York, NY 10158
                        -------------------------------------




         Number of
         Shares Purchased:  25,000
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        F/B/O FRED STEIN
                        IRA Rollover
                        Newberger & Berman as Custodian
                        -------------------------------------
                         (Print Name)


                        /s/ Fred Stein
                        -------------------------------------
                          (Signature)


                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: ###-##-####
                        -------------------------------------

         Address:       c/o Newberger & Berman
                        -------------------------------------

                        605 Third Avenue
                        -------------------------------------

                        New York, NY  10158
                        -------------------------------------




         Number of
         Shares Purchased:  25,000
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        MICHAEL H. STEINHARDT
                        -------------------------------------
                         (Print Name)


                        /s/ Michael H. Steinhardt
                        -------------------------------------
                          (Signature)


                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: 116-30-06-70
                        -------------------------------------

         Address:       605 3RD AVE
                        -------------------------------------

                        NY NY  10158
                        -------------------------------------



         Number of
         Shares Purchased:  62,500
                            ---------------------------------

   IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        Bruce E. Toll
                        -------------------------------------
                         (Print Name)


                        /s/ Bruce E. Toll
                        -------------------------------------
                          (Signature)


                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: 175-36-35060
                        -------------------------------------

         Address:       1477 Rydal Rd.
                        -------------------------------------

                        Rydal, PA  19046
                        -------------------------------------




         Number of
         Shares Purchased:  100,000
                            ---------------------------------

    IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        Robert I. Toll
                        -------------------------------------
                         (Print Name)


                        /s/ Robert I. Toll
                        -------------------------------------
                          (Signature)


                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: ###-##-####
                        -------------------------------------

         Address:       3103 Philmont Avenue
                        -------------------------------------

                        Huntingdon Valley, PA  19006
                        -------------------------------------



         Number of
         Shares Purchased:  62,500
                            ---------------------------------

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        IRA ZIERING
                        5700 W. 96th ST.
                        PARTNERSHIP
                        -------------------------------------
                         (Print Name)


                        /s/ Ira Ziering
                        -------------------------------------
                          (Signature)


                        PARTNER
                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: 95-367 1708
                        -------------------------------------

         Address:       5700 W. 96th St.
                        -------------------------------------

                        LOS ANGELES CA
                        -------------------------------------

                        90045-5597
                        -------------------------------------




         Number of
         Shares Purchased:  12,500
                            ---------------------------------
                            ($50,000)

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Agreement all as of the day and year first above written.

                        APOLLON, INC.


                        By: /s/ James G. Murphy
                           ----------------------------------
                           James G. Murphy
                           Vice President, Finance and
                             Administration, and Chief Financial
                             Officer

                        INVESTOR:

                        WESTFIELD PERFORMANCE FUND
                        -------------------------------------
                         (Print Name)


                        /s/ C. Michael Hazard
                        -------------------------------------
                          (Signature)


                        CHAIRMAN
                        -------------------------------------
                        (Title, if applicable)


         SSN/Tax ID NO: 04 306 1294
                        -------------------------------------

         Address:       WESTFIELD CAPITAL MANAGEMENT CO
                        -------------------------------------

                        ONE FINANCIAL CENTER
                        -------------------------------------

                        BOSTON, MASS  02111
                        -------------------------------------




         Number of
         Shares Purchased:  125,000
                            ---------------------------------

                                       EXHIBITS

Exhibit 2.1           -    Form of Opinion of Ballard Spahr Andrews & Ingersoll

Exhibit 2.4(a)        -    Form of Amendments to Articles of
                           Incorporation

Exhibit 2.4(b)        -    Form of Statement Affecting Class or Series of Shares

Exhibit 2.7(a)        -    Form of Certificate of President

Exhibit 2.7(b)        -    Form of Certificate of Secretary

Exhibit 4.18(b)       -    Form of Confidentiality Agreement

                                      SCHEDULES

Schedule 1.1          -    Investors, Shares to be Purchased and Consideration

Schedule 4.2(a)       -    Authorized Capital Stock

Schedule 4.2(b)       -    Shareholders of the Company

Schedule 4.2(c)       -    Warrants, Options or Agreements

Schedule 4.8(a)       -    Consents

Schedule 4.8(b)       -    Offers of Securities

Schedule 4.14         -    Related Transactions

Schedule 4.15         -    Registration Rights

Schedule 4.16         -    Benefit Plans

Schedule 4.18(a)      -    Additional Intellectual Property Required

Schedule 4.18(c)      -    Confidentiality Agreements Restricting Employees

Schedule 4.19         -    Material Contracts